UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08294

ALLIANCEBERNSTEIN EXCHANGE RESERVES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2013

Date of reporting period: September 30, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Exchange Reserves

September 30, 2013

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,000.30	$0.75	0.15%
Hypothetical**	$1,000	$1,024.32	$0.76	0.15%
Class B
Actual	$1,000	$1,000.20	$0.75	0.15%
Hypothetical**	$1,000	$1,024.32	$0.76	0.15%
Class C
Actual	$1,000	$1,000.20	$0.75	0.15%
Hypothetical**	$1,000	$1,024.32	$0.76	0.15%
Advisor Class
Actual	$1,000	$1,000.30	$0.75	0.15%
Hypothetical**	$1,000	$1,024.32	$0.76	0.15%
Class R
Actual	$1,000	$1,000.20	$0.80	0.16%
Hypothetical**	$1,000	$1,024.27	$0.81	0.16%
Class K
Actual	$1,000	$1,000.20	$0.80	0.16%
Hypothetical**	$1,000	$1,024.27	$0.81	0.16%
Class I
Actual	$1,000	$1,000.40	$0.60	0.12%
Hypothetical**	$1,000	$1,024.47	$0.61	0.12%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	1

Expense Example

PORTFOLIO OF INVESTMENTS

September 30, 2013

	Yield*	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 99.9%
Certificates of Deposit – 33.3%
Dnb Bank Asa/NY 10/03/13	0.190%	$10,000	$10,000,028
Mitsubishi UFJ Trust & Banking 1/15/14(a)	0.232%	50,000	50,000,000
Nordea Bank Finland PLC/NY 2/21/14	0.240%	44,000	44,000,000
4/09/14(a)	1.150%	3,000	3,014,477
Norinchukin Bank/NY 12/11/13	0.270%	2,600	2,600,000
1/29/14(a)	0.279%	50,000	50,000,000
Oversea-Chinese Banking Corp. L 2/18/14	0.250%	50,000	50,000,000
Rabobank Nederland NV NY 5/07/14(a)	0.282%	55,000	55,000,000
Royal Bank of Canada NY 4/15/14(a)	0.262%	39,300	39,300,000
Sumitomo Mitsui Banking Corp. 2/04/14	0.250%	50,000	50,000,000
Svenska Handelsbanken NY 10/25/13	0.240%	46,000	46,000,153
10/11/13	0.245%	4,000	4,000,005
Toronto-Dominion Bank NY 1/22/14	0.210%	25,000	25,000,000
2/07/14	0.210%	30,000	30,000,000
Westpac Banking Corp. NY 8/08/14(a)	0.266%	25,000	25,000,000
1/07/14(a)	0.321%	10,000	10,000,000

			493,914,663

Commercial Paper – 32.5%
ANZ New Zealand Int’l Ltd./London 4/17/14(a)(b)	0.300%	50,000	50,000,000
Banque Et Caisse D’epargne De 1/07/14	0.140%	50,000	49,980,944
Coca-Cola Co. (The) 11/18/13(b)	0.180%	50,000	49,988,000
Commonwealth Bank of Australia 6/13/14(a)(b)	0.262%	25,000	25,000,000
3/28/14(b)	0.294%	25,000	25,000,000
HSBC USA, INC. 2/03/14	0.240%	50,000	49,958,333
Korea Development Bank/NY 10/04/13	0.090%	30,000	29,999,775
NRW Bank 10/02/13(b)	0.045%	25,000	24,999,969
10/01/13(b)	0.050%	25,000	25,000,000

2	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

Sumitomo Mitsui Trust Bank Lim 10/01/13(b)	0.090%	$17,000	$17,000,000
Toyota Motor Credit Corp. 10/09/13	0.223%	20,000	19,999,022
UOB Funding LLC 12/16/13	0.195%	50,000	49,979,417
US Bank NA/MN 10/01/13	0.120%	15,000	15,000,000
Wal-Mart Stores, Inc. 10/02/13(b)	0.030%	35,000	34,999,971
Westpac Securities NZ Ltd. 1/30/14(a)(b)	0.335%	15,000	15,000,126

			481,905,557

Short-Term Municipal Notes – 17.5%
Municipal Obligations – 17.5%
California Infra & Eco Dev Bk Series 2008A 9/01/37(c)	0.050%	10,000	10,000,000
California Mun Fin Auth (Chevron USA, Inc.) Series 2010C 11/01/35(c)	0.050%	3,000	3,000,000
California Statewide CDA (John Muir Health) Series 2008C 8/15/27(c)	0.030%	10,000	10,000,000
Charlotte-Mecklenburg Hosp Auth NC (Carolinas Health Care System) 1/15/26(c)	0.070%	1,595	1,595,000
Connecticut Hlth & Ed Fac Auth (Yale University) Series 2001V-1 7/01/36(c)	0.050%	16,100	16,100,000
Series 2001V-2 7/01/36(c)	0.050%	15,175	15,175,000
Series 2005Y-2 7/01/35(c)	0.050%	10,385	10,385,000
Series 2005Y-3 7/01/35(c)	0.050%	7,435	7,435,000
Dallas Fort Worth TX Intl Arpt (United Parcel Service) 5/01/32(c)	0.060%	3,500	3,500,000
East Baton Rouge Parish LA (Exxon Mobil Corp.) 11/01/19(c)	0.050%	6,670	6,670,000
Jackson Cnty MS PCR (Chevron Corp.) Series 1993 6/01/23(c)	0.030%	4,300	4,300,000

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	3

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

Lancaster Cnty NE Hosp Auth #1 (BryanLGH Medical Center) 6/01/31(c)	0.080%	$2,585	$2,585,000
Lincoln Cnty WY PCR (Exxon Mobil Corp.) 8/01/15(c)	0.050%	12,200	12,200,000
Loudoun Cnty VA IDA (Howard Hughes Med Inst) Series 2003E 2/15/38(c)	0.070%	12,950	12,950,000
Lower Neches Valley Auth TX (Exxon Mobil Corp.) 11/01/38(c)	0.050%	9,200	9,200,000
Series 2008B-4 3/01/33(c)	0.060%	10,330	10,330,000
Massachusetts Dev Fin Agy (Smith College) 7/01/24(c)	0.060%	1,367	1,367,000
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) 7/01/35(c)	0.050%	7,480	7,480,000
Series 1999R 11/01/49(c)	0.050%	15,725	15,725,000
Mississippi Business Fin Corp. (Chevron USA, Inc.) 11/01/35(c)	0.030%	16,600	16,600,000
Series 2009 B 12/01/30(c)	0.060%	1,000	1,000,000
Series 2009E 12/01/30(c)	0.060%	11,200	11,200,000
Series 2010C 12/01/30(c)	0.030%	1,100	1,100,000
Series 2010L 11/01/35(c)	0.060%	20,000	20,000,000
Shelby Cnty KY Lease Rev (Shelby Cnty KY Lease) Series 2004A 9/01/34(c)	0.060%	2,855	2,855,000
Southern California Pub Pwr Auth Series 2012 7/01/36(c)	0.070%	16,645	16,645,000
Valdez AK Marine Terminal (Exxon Mobil Corp.) Series 1993A 12/01/33(c)	0.060%	16,040	16,040,000
Series 1993C 12/01/33(c)	0.060%	10,750	10,750,000

4	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

Washington St Hsg Fin Comm (Summer Ridge AptsProj) Series 1999A 12/01/29(c)	0.120%	$3,550	$3,550,000

			259,737,000

Corporates - Investment Grades – 8.7%
Bank of New York Mellon Corp. (The) 1/31/14(a)	0.545%	9,260	9,268,784
Johnson & Johnson 5/15/14(a)	0.354%	400	400,399
JPMorgan Chase & Co. 1/24/14(a)	1.065%	16,660	16,698,505
National Australia Bank Ltd. 11/12/13(a)(b)	0.965%	48,000	48,039,658
Procter & Gamble Co. (The) 2/14/14(a)	0.165%	12,660	12,657,902
2/06/14(a)	0.187%	31,195	31,193,114
Royal Bank of Canada 4/17/14(a)	0.568%	4,000	4,006,709
1/15/14	1.125%	6,400	6,415,298
Toyota Motor Credit Corp. 1/17/14(a)	0.668%	475	475,551
Wal-Mart Stores, Inc. 10/25/13	0.750%	530	530,171

			129,686,091

Repurchase Agreements – 5.6%
Mizuho Securities USA 0.13%, dated 9/30/13 due 10/01/13 in the amount of $60,000,217 (collateralized by $61,219,200 U.S. Treasury Note, 1.875%, due 6/30/20, value $61,200,069)		60,000	60,000,000
UBS Financial Services 0.01%, dated 9/30/13 due 10/01/13 in the amount of $22,900,006 (collateralized by $18,385,400 U.S. Treasury Bond, 5.25%, due 11/15/28, value $23,358,072)		22,900	22,900,000

			82,900,000

U.S. Government & Government Sponsored Agency Obligations – 2.3%
Federal Farm Credit Banks 8/06/14(a)	0.132%	7,500	7,500,001
12/16/13(a)	0.182%	1,000	1,000,086
1/15/14(a)	0.182%	1,000	1,000,030

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	5

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

Federal Home Loan Bank 1/16/14(a)	0.102%	$25,000	$24,999,243

			34,499,360

Total Investments – 99.9% (cost $1,482,642,671)			1,482,642,671
Other assets less liabilities – 0.1%			1,286,523

Net Assets – 100.0%			$1,483,929,194

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2013.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the aggregate market value of these securities amounted to $315,027,724 or 21.2% of net assets.

(c)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Represents annualized yield from date of purchase for discount securities, and stated interest rate for interest-bearing securities.

Glossary:

CDA – Community Development Authority

IDA – Industrial Development Authority/Agency

PCR – Pollution Control Revenue Bond

See notes to financial statements.

6	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2013

Assets
Investments in securities, at value (cost $1,482,642,671)	$1,482,642,671
Cash	115,121
Receivable for shares of beneficial interest sold	2,388,399
Interest receivable	365,215

Total assets	1,485,511,406

Liabilities
Payable for shares of beneficial interest redeemed	1,218,451
Transfer Agent fee payable	141,520
Payable to Advisor	84,882
Administrative fee payable	17,084
Dividends payable	12,647
Accrued expenses	107,628

Total liabilities	1,582,212

Net Assets	$1,483,929,194

Composition of Net Assets
Shares of beneficial interest, at par	$1,483,909
Additional paid-in capital	1,482,411,555
Accumulated net realized gain on investment transactions	33,730

$1,483,929,194

Net Asset Value Per Share—unlimited shares authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$192,390,969	192,380,463	$1.00

B	$10,488,521	10,485,539	$1.00

C	$26,758,616	26,756,785	$1.00

Advisor	$940,054,453	940,043,599	$1.00

R	$7,151,741	7,151,596	$1.00

K	$30,604,595	30,603,811	$1.00

I	$276,480,299	276,487,637	$1.00

See notes to financial statements.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	7

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended September 30, 2013

Investment Income
Interest		$4,244,599
Expenses
Advisory fee (see Note B)	$4,524,058
Distribution fee—Class A	579,782
Distribution fee—Class B	126,417
Distribution fee—Class C	169,588
Distribution fee—Class R	35,219
Distribution fee—Class K	91,493
Transfer agency—Class A	79,372
Transfer agency—Class B	6,548
Transfer agency—Class C	11,679
Transfer agency—Advisor Class	332,826
Transfer agency—Class R	4,226
Transfer agency—Class K	24,848
Transfer agency—Class I	11,076
Custodian	252,736
Registration fees	80,547
Administrative	62,992
Trustees’ fees	58,801
Printing	41,987
Audit	35,828
Legal	30,958
Miscellaneous	68,811

Total expenses	6,629,792
Less: expenses waived and reimbursed by the Adviser (see Note B)	(2,752,919)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(1,002,499)
Less: expenses waived by the Transfer Agent (see Note B)	(333,415)

Net expenses		2,540,959

Net investment income		1,703,640

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		33,730

Net Increase in Net Assets from Operations		$1,737,370

See notes to financial statements.

8	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2013	Year Ended September 30, 2012
Increase in Net Assets from Operations
Net investment income	$1,703,640	$3,222,119
Net realized gain on investment transactions	33,730	4,615

Net increase in net assets from operations	1,737,370	3,226,734
Dividends to Shareholders from
Net investment income
Class A	(161,569)	(340,556)
Class B	(11,307)	(36,571)
Class C	(18,478)	(42,823)
Advisor Class	(740,190)	(1,302,345)
Class R	(5,541)	(11,983)
Class K	(31,345)	(67,846)
Class I	(735,210)	(1,450,808)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(496,943,729)	951,526,455

Total increase (decrease)	(496,909,999)	951,500,257
Net Assets
Beginning of period	1,980,839,193	1,029,338,936

End of Period	$1,483,929,194	$1,980,839,193

See notes to financial statements.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	9

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2013

NOTE A

Significant Accounting Policies

AllianceBernstein Exchange Reserves (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund’s investment objective is to provide maximum current income to the extent consistent with safety of principal and liquidity. The Fund offers, as described in the prospectus, Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan.

Class A shares are sold for cash without an initial sales charge at the time of purchase. On cash purchases of $1,000,000 or more, however, a contingent deferred sales charge (“CDSC”) equal to 1% of the lesser of net asset value at the time of redemption or original cost if redeemed within one year may be charged. Class A shares may be exchanged for Class A shares of other AllianceBernstein Mutual Funds, subject, in the case of Class A shares of the Fund that were purchased for cash, to any applicable initial sales charge at the time of exchange. Class A shares of the Fund also are offered in exchange for Class A shares of other AllianceBernstein Mutual Funds without any sales charge at the time of purchase, but on Class A shares of the Fund that were received in exchange for another AllianceBernstein Mutual Fund Class A shares that were not subject to an initial sales charge when originally purchased for cash because the purchase was of $1,000,000 or more, a 1% CDSC may be assessed if shares of the Fund are redeemed within one year of the AllianceBernstein Mutual Fund Class A shares originally purchased for cash.

Class B shares are sold for cash, to the extent described in the prospectus, without an initial sales charge. However, a CDSC is charged if shares are redeemed within four years after purchase. The CDSC charge declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares purchased for cash will automatically convert to Class A shares after eight years. Class B shares may be exchanged, to the extent described in the prospectus, for Class B shares of other AllianceBernstein Mutual Funds. Class B shares also are offered in exchange, to the extent described in the prospectus, for Class B shares of other AllianceBernstein Mutual Funds without an initial sales charge. However, a

10	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Notes to Financial Statements

CDSC may be charged if shares are redeemed within a certain number of years of the original purchase of AllianceBernstein Mutual Fund Class B shares. When redemption occurs, the applicable CDSC schedule is that which applied to the AllianceBernstein Mutual Fund Class B shares originally purchased for cash at the time of their purchase.

Class C shares are sold for cash or in exchange for Class C shares of another AllianceBernstein Mutual Fund without an initial sales charge at the time of purchase. Class C shares are subject to a CDSC of 1% on redemptions made within the first year after purchase. Class C shares do not convert to any other class of shares of the Fund. Class C shares may be exchanged for Class C shares of other AllianceBernstein Mutual Funds.

Advisor Class shares are sold for cash or in exchange for Advisor Class shares of another AllianceBernstein Mutual Fund without an initial sales charge or CDSC and are not subject to ongoing distribution expenses.

Class R, Class K, and Class I shares are sold for cash or in exchange of the same class of shares of another AllianceBernstein Mutual Fund without an initial sales charge or CDSC. Class I shares are not subject to ongoing distribution expenses. Class I shares are also available for the investment of cash collateral related to the AllianceBernstein Funds’ securities lending programs.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Securities in which the Fund invests are traded primarily in the over-the-counter market and are valued at amortized cost, which approximates market value. Under such method a portfolio instrument is valued at cost and any premium or discount is amortized or accreted, respectively, on a constant basis to maturity.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	11

Notes to Financial Statements

would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2013:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Certificates of Deposit	$	– 0	–	$493,914,663	$	– 0	–	$493,914,663
Commercial Paper		– 0	–	481,905,557		– 0	–	481,905,557
Short-Term Municipal Notes		– 0	–	259,737,000		– 0	–	259,737,000
Corporates - Investment Grades		– 0	–	129,686,091		– 0	–	129,686,091
Repurchase Agreements		– 0	–	82,900,000		– 0	–	82,900,000
U.S. Government & Government Sponsored Agency Obligations		– 0	–	34,499,360		– 0	–	34,499,360

Total^	$	– 0	–	$1,482,642,671	$	– 0	–	$1,482,642,671

^	There were no transfers between Level 1 and Level 2 during the reporting period.

12	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	13

Notes to Financial Statements

4. Dividends

The Fund declares dividends daily and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed annually.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Investment Income and Investment Transactions

Interest income is accrued daily and includes amortization of premiums and accretions of discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold.

7. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

The Fund pays AllianceBernstein L.P. (the “Adviser”) an advisory fee at the annual rate of .25% on the first $1.25 billion of average daily net assets; .24% on the next $.25 billion; .23% on the next $.25 billion; .22% on the next $.25 billion; .21% on the next $1 billion; and .20% in excess of $3 billion. For the year ended September 30, 2013, the Adviser has voluntarily agreed to waive a portion of such fees in the amount of $2,752,919.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 2013, such fee amounted to $62,992.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $253,465 for the year ended September 30, 2013.

14	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Notes to Financial Statements

For the year ended September 30, 2013, the Transfer Agent has voluntarily agreed to waive a portion of transfer agency fees in the amount of $54,344, $4,863, $8,202, $232,678, $2,834, $19,418 and $11,076 for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has received $20,212, $5,951 and $5,389 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2013.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (“the Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class B, Class C, Class R and Class K. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B shares, .75% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. For the year ended September 30, 2013, the Distributor has voluntarily agreed to waive all of the distribution fees in the amount of $579,782, $126,417, $169,588, $35,219 and $91,493 for Class A, B, C, R and K shares, respectively, limiting the effective annual rate to 0% for the Class A, Class B, Class C, Class R and Class K shares.

NOTE D

Investment Transactions, Income Taxes and Distributions to Shareholders

At September 30, 2013, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

The tax character of distributions paid during the fiscal years ended September 30, 2013 and September 30, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$1,703,640	$3,252,932

Total distributions paid	$1,703,640	$3,252,932

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	15

Notes to Financial Statements

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Gains (Losses)		Unrealized Appreciation/ (Depreciation)		Total Accumulated Earnings/ (Deficit)(a)
$ 42,649	$3,728	$	– 0 –	$	– 0 –	$46,377

(a)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of September 30, 2013, the Fund did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences between accumulated net realized gain on investment transactions and additional paid-in capital.

NOTE E

Transactions in Shares of Beneficial Interest

Transactions, all at $1.00 per share, were as follows:

	Shares
	Year Ended September 30, 2013	Year Ended September 30, 2012

Class A
Shares sold	202,748,046	128,791,838

Shares issued in reinvestment of dividends	161,236	340,554

Shares converted from Class B	2,319,735	5,228,965

Shares redeemed	(186,170,051)	(182,129,931)

Net increase (decrease)	19,058,966	(47,768,574)

Class B
Shares sold	2,976,191	4,248,124

Shares issued in reinvestment of dividends	11,285	36,571

Shares converted to Class A	(2,319,735)	(5,228,965)

Shares redeemed	(5,336,148)	(9,939,746)

Net decrease	(4,668,407)	(10,884,016)

Class C
Shares sold	23,310,245	10,320,934

Shares issued in reinvestment of dividends	18,410	42,822

Shares redeemed	(18,113,288)	(19,360,519)

Net increase (decrease)	5,215,367	(8,996,763)

16	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Notes to Financial Statements

	Shares
	Year Ended September 30, 2013	Year Ended September 30, 2012

Advisor Class
Shares sold	405,185,355	129,318,104

Shares issued in reinvestment of dividends	740,034	1,302,344

Shares redeemed	(215,697,860)	(81,179,343)

Net increase	190,227,529	49,441,105

Class R
Shares sold	7,809,950	11,891,110

Shares issued in reinvestment of dividends	5,541	11,982

Shares redeemed	(7,075,815)	(11,762,499)

Net increase	739,676	140,593

Class K
Shares sold	63,259,258	90,307,219

Shares issued in reinvestment of dividends	31,345	67,845

Shares redeemed	(67,908,020)	(98,261,633)

Net decrease	(4,617,417)	(7,886,569)

Class I
Shares sold	8,146,467,224	8,875,341,794

Shares issued in reinvestment of dividends	723,141	1,450,806

Shares redeemed	(8,850,089,808)	(7,899,311,921)

Net increase (decrease)	(702,899,443)	977,480,679

NOTE F

Risks Involved in Investing in the Fund

Money Market Fund Risk—Money market funds are sometimes unable to maintain a net asset value (“NAV”) at $1.00 per share and, as it is generally referred to, “break the buck.” In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Fund’s shareholders should not rely on or expect an affiliate of the Fund to purchase distressed assets from the Fund, make capital infusions, enter into credit support agreements or take other actions to prevent the Fund from breaking the buck. In addition, significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders. The Fund’s NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets. Money market funds are also subject to regulatory risk. The Commission continues to evaluate the rules governing money market funds, including Rule 2a-7. It is possible that changes to Rule 2a-7 could significantly impact the money market fund industry generally and, therefore, could affect the operation or performance of the Fund.

Interest Rate Risk and Credit Risk—The Fund’s primary risks are interest rate risk and credit risk. Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund’s yield as the securities mature or are sold and the Fund purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	17

Notes to Financial Statements

with longer maturities. In addition, if interest rates remain low for an extended period of time, the Fund may have difficulties in maintaining a positive yield, paying expenses out of the Fund’s assets, or maintaining a stable $1.00 NAV.

Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). Credit quality can change rapidly in certain market environments and the default of a single holding could have the potential to cause significant NAV deterioration.

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, which may prevent the Fund from selling out of these securities at an advantageous time or price.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

18	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended September 30,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00		$ 1.00

Income From Investment Operations
Net investment income(a)	.0009	.0018	.0001	.0001		.0057
Net realized gain (loss) on investment transactions	.00 (b)	.00 (b)	.00 (b)	– 0	–	(.00	)(b)

Net increase in net asset value from operations	.0009	.0018	.0001	.0001		.0057

Less: Dividends
Dividends from net investment income	(.0009)	(.0018)	(.0001)	(.0001)		(.0057)

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(c)	.09%	.18%	.01%	.01%		.57%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$192	$173	$221	$225		$288
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.14%	.14%	.23%	.28	%+	.76%
Expenses, before waivers/reimbursements	.62%	.61%	.86%	.84	%+	.83%
Net investment income(a)	.08%	.17%	.01%	.01	%+	.58%

See footnote summary on page 25.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	19

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended September 30,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00		$ 1.00

Income From Investment Operations
Net investment income(a)	.0008	.0017	.0001	.0001		.0027
Net realized gain (loss) on investment transactions	.00 (b)	.00 (b)	.00 (b)	– 0	–	(.00	)(b)

Net increase in net asset value from operations	.0008	.0017	.0001	.0001		.0027

Less: Dividends
Dividends from net investment income	(.0008)	(.0017)	(.0001)	(.0001)		(.0027)

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(c)	.08%	.17%	.01%	.01%		.27%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$10	$15	$26	$36		$62
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.14%	.14%	.23%	.29	%+	1.08%
Expenses, before waivers/reimbursements	1.33%	1.36%	1.61%	1.59	%(d)+	1.59%
Net investment income(a)	.09%	.17%	.01%	.01	%+	.28%

See footnote summary on page 25.

20	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended September 30,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00		$ 1.00

Income From Investment Operations
Net investment income(a)	.0009	.0018	.0001	.0001		.0043
Net realized gain (loss) on investment transactions	.00 (b)	.00 (b)	.00 (b)	– 0	–	(.00	)(b)

Net increase in net asset value from operations	.0009	.0018	.0001	.0001		.0043

Less: Dividends
Dividends from net investment income	(.0009)	(.0018)	(.0001)	(.0001)		(.0043)

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(c)	.09%	.18%	.01%	.01%		.43%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$27	$22	$31	$27		$40
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.14%	.14%	.23%	.29	%+	.93%
Expenses, before waivers/reimbursements	1.08%	1.08%	1.32%	1.31	%(d)+	1.30%
Net investment income(a)	.08%	.17%	.01%	.01	%+	.47%

See footnote summary on page 25.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	21

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended September 30,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00		$ 1.00

Income From Investment Operations
Net investment income(a)	.0009	.0018	.0001	.0004		.0081
Net realized gain (loss) on investment transactions	.00 (b)	.00 (b)	.00 (b)	– 0	–	(.00	)(b)

Net increase in net asset value from operations	.0009	.0018	.0001	.0004		.0081

Less: Dividends
Dividends from net investment income	(.0009)	(.0018)	(.0001)	(.0004)		(.0081)

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(c)	.09%	.18%	.01%	.04%		.82%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$940	$750	$700	$149		$122
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.14%	.14%	.22%	.25	%+	.51%
Expenses, before waivers/reimbursements	.32%	.31%	.54%	.54	%+	.53%
Net investment income(a)	.09%	.18%	.02%	.04	%+	.86%

See footnote summary on page 25.

22	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended September 30,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00		$ 1.00

Income From Investment Operations
Net investment income(a)	.0008	.0018	.0001	.0001		.0045
Net realized gain (loss) on investment transactions	.00 (b)	.00 (b)	.00 (b)	– 0	–	(.00	)(b)

Net increase in net asset value from operations	.0008	.0018	.0001	.0001		.0045

Less: Dividends
Dividends from net investment income	(.0008)	(.0018)	(.0001)	(.0001)		(.0045)

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(c)	.08%	.18%	.01%	.01%		.45%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,152	$6,412	$6,271	$6,313		$5,676
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.15%	.13%	.22%	.28	%+	.92%
Expenses, before waivers/reimbursements	.84%	.85%	.97%	1.08	%+	1.06%
Net investment income(a)	.08%	.18%	.01%	.01	%+	.58%

See footnote summary on page 25.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	23

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended September 30,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00		$ 1.00

Income From Investment Operations
Net investment income(a)	.0008	.0017	.0001	.0002		.0059
Net realized gain (loss) on investment transactions	.00 (b)	.00 (b)	.00 (b)	– 0	–	(.00	)(b)

Net increase in net asset value from operations	.0008	.0017	.0001	.0002		.0059

Less: Dividends
Dividends from net investment income	(.0008)	(.0017)	(.0001)	(.0002)		(.0059)

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(c)	.08%	.17%	.01%	.02%		.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,605	$35,221	$43,108	$40,762		$39,198
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.14%	.15%	.23%	.27	%+	.73%
Expenses, before waivers/reimbursements	.60%	.69%	.82%	.83	%+	.81%
Net investment income(a)	.09%	.17%	.01%	.02	%+	.53%

See footnote summary on page 25.

24	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended September 30,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00		$ 1.00

Income From Investment Operations
Net investment income(a)	.0010	.0018	.0011	.0015		.0089
Net realized gain (loss) on investment transactions	.00 (b)	.00 (b)	.00 (b)	– 0	–	(.00	)(b)

Net increase in net asset value from operations	.0010	.0018	.0011	.0015		.0089

Less: Dividends
Dividends from net investment income	(.0010)	(.0018)	(.0011)	(.0015)		(.0089)

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(c)	.10%	.18%	.11%	.15%		.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$276,480	$979,369	$1,906	$2,365		$6,586
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.13%	.14%	.13%	.15	%+	.44%
Expenses, before waivers/reimbursements	.28%	.32%	.40%	.41	%+	.46%
Net investment income(a)	.10%	.19%	.12%	.15	%+	.86%

(a)	Net of fees waived and expenses reimbursed.

(b)	Amount is less than $0.00005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Ratios restated from 1.34% and 1.06% for Class B and Class C, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	25

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

AllianceBernstein Exchange Reserves:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Exchange Reserves (the “Fund”) as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2009 were audited by other auditors whose report dated November 25, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Exchange Reserves at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 27, 2013

26	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Report Of Independent Registered Public Accounting Firm

2013 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended September 30, 2013.

For foreign shareholders, 48.93% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	27

Federal Tax Information

TRUSTEES

William H. Foulk, Jr.(1), Chairman	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)
John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Raymond J. Papera, Senior Vice President Maria R. Cona, Vice President Edward J. Dombrowski, Vice President	Emma W. Matthy, Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller

Custodian and Accounting Agent	Transfer Agent
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

Legal Counsel	Principal Underwriter
Seward & Kissel LLP One Battery Park Plaza New York, NY 10004	AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

28	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS ***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIP(S) HELD BY TRUSTEE IN THE PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith,† 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), and the head of AllianceBernstein Investments, Inc. (“ABI”), since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	29

Management of the Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS ***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIP(S) HELD BY TRUSTEE IN THE PAST FIVE YEARS
DISINTERESTED TRUSTEES
William H. Foulk, Jr., #,## 81 (1994) Chairman of the Board	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

John H. Dobkin, # 71 (1994)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

30	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Management of the Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS ***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIP(S) HELD BY TRUSTEE IN THE PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, # 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2008, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund since prior to 2008 until 2013

D. James Guzy, # 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2008, Cirrus Logic Corporation (semi-conductors) since prior to 2008 until July 2011, and Intel Corporation (semi-conductors) until 2008

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	31

Management of the Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS ***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIP(S) HELD BY TRUSTEE IN THE PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

32	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Management of the Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS ***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIP(S) HELD BY TRUSTEE IN THE PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, # 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services, and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) since August 2013

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	33

Management of the Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS ***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIP(S) HELD BY TRUSTEE IN THE PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 72 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, # 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

34	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

†	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	35

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Raymond J. Papera 57	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Maria R. Cona 58	Vice President	Vice President of the Adviser,** with which she has been associated since prior to 2008.

Edward J. Dombrowski 36	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2008.

Emma W. Matthy 27	Vice President

Associate Officer of the Adviser with which she has been associated since October 2010. Previously, she was a Client Service Representative at Morgan Stanley with their US Listed Options group from June 2009 until March 2010. She was associated with the Futures and Options Client On-boarding group at JP Morgan Chase’s Investment Bank from March 2010 until October 2010.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2008.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2008.

Stephen M. Woetzel 42	Controller	Vice President of ABIS,** with which he has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

36	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Exchange Reserves (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of

1	The Senior Officer’s fee evaluation was completed on October 25, 2012 and presented to the Board of Trustees on November 6-8, 2012.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	37

arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4 Also shown below are the Fund’s net assets as of September 30, 2012.

Fund	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/12 ($MM)
Exchange Reserves	25 bp on 1st $1.25 billion 24 bp on next $0.25 billion 23 bp on next $0.25 billion 22 bp on next $0.25 billion 21 bp on next $1.0 billion 20 bp on the balance	$1,981.3

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the most recently completed fiscal year, the Adviser was entitled to receive $106,180 (0.01% of the Fund’s average daily net assets) for such services but waived the amount in its entirety.

In response to low interest rates5 in the marketplace that have depressed money market yield, the Adviser or its affiliates are waiving advisory fees and reimbursing additional expenses on its proprietary money market products, including Exchange Reserves, in order for those products to achieve a target yield of 0.01%.

3	Jones v. Harris at 1427.

4	The Fund was not affected by the Adviser’s agreement with the NYAG since the Fund’s fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds with a category of “Low Risk Income.”

5	The Federal Reserve has kept the Federal Funds Rate between zero and 0.25% since December 2008.

38	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Set forth below are the Fund’s total expense ratios, annualized for the most recent semi-annual period:

Total Expense Ratio[6]
Fund	Class	Net		Gross		Fiscal Year
Exchange Reserves	Advisor Class A Class B Class C Class R Class K Class I	0.14 0.14 0.15 0.14 0.13 0.15 0.13	% % % % % % %	0.34 0.65 1.39 1.11 0.85 0.74 0.35	% % % % % % %	September 30 (ratios as of March 31, 2012)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete

6	Annualized.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	39

victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Fund.7 However, with respect to the Fund, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a similar investment style as the Fund.

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following “all-in” fee for Short Maturity Dollar, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[8]
Exchange Reserves	Short Maturity Dollar Class A	1.05% on 1st $100 million 1.00% on next $100 million 0.95% on the balance

	Class I (Institutional)	0.50% on 1st $100 million 0.45% on next $100 million 0.40% on the balance

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.9

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.
8	Each “all-in” fee shown is for the Class A shares of Short Maturity Dollar. This fee covers investment advisory services and distribution related services.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

40	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)10 and the Fund’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank
Exchange Reserves	0.243	0.395	1/15

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Exchange Reserves	0.228	0.201	10/15	0.265	18/56
excluding 12b-1/ non-12b-1 service fee	0.228	0.175	12/15	0.227	29/56

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.
12	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year Class A share total expense ratio.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	41

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased in the calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Adviser. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, and contingent deferred sales charges (“CDSC”). During the Fund’s most recently completed fiscal year, ABI received from the Fund $1,292,185 and $83,701 in Rule 12b-1 and CDSC fees, respectively.15

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17 million for distribution services and educational support (revenue sharing payments).

15	For the fiscal year ended September 30, 2011, ABI agreed to voluntarily waive all of the Rule 12b-1 distribution fees in the amounts of $650,230, $293,572, $214,922 and $101,275 for Class A, B, C and K shares, respectively, limiting the effective annual rates to 0%; and a partial waiver in the amount of $28,200 for Class R, limiting the effective annual rate to 0.06%.

42	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $514,984 in fees from the Fund.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	43

of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of September 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year net and gross performance returns and rankings of the Fund19 relative to the Fund’s Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended July 31, 2012.21

	Fund Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Net
1 year	0.15	0.01	0.01	1/15	2/123
3 year	0.06	0.01	0.01	1/15	14/117
5 year	0.86	0.86	0.92	8/15	84/114
10 year	1.40	1.52	1.64	13/15	93/98

Gross
1 year	0.38	0.20	0.26	1/15	7/123
3 year	0.34	0.28	0.32	3/15	38/117
5 year	1.35	1.26	1.33	4/15	46/114
10 year	2.16	2.12	2.16	4/15	47/98

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

19	The performance returns and rankings are for the Class A shares of the Fund. The performance returns of the Fund that are shown were provided by Lipper.

20	The Fund’s PG is identical to the EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if the Fund may have had a different investment classification/objective at different points in time.

44	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Set forth below are the 1, 3, 5 and 10 year and since inception net performance returns of the Fund (in bold)22 versus its benchmarks.23

	Periods Ending July 31, 2012 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Exchange Reserves	0.15	0.06	0.85	1.40	2.57
Lipper Money Market Funds Average	0.02	0.02	0.83	1.48	2.94
Barclays Capital U.S. Treasury Bills Index	0.11	0.18	1.03	1.90	3.33
Inception Date: March 25, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 3, 2012

22	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.
23	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2012.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	45

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

46	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	47

NOTES

48	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

NOTES

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	49

NOTES

50	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

NOTES

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	51

NOTES

52	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

ALLIANCEBERNSTEIN EXCHANGE RESERVES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

EXC-0151-0913

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firms, KPMG LLP in 2009 and Ernst & Young LLP in 2010, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Exchange Reserves	2012	$26,500	$500	$8,723
	2013	$26,500	$—	$8,723

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Exchange Reserves	2012	$627,863	$9,223
			$(500)
			$(8,723)
	2013	$381,894	$8,723
			$—
			$(8,723)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Exchange Reserves

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: November 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: November 22, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: November 22, 2013